Exhibit 10.5.10

                                                              August 8, 2001

MOVIE STAR, INC.
1115 Broadway
New York, NY 10010


         It is mutually agreed that the Financing Agreement entered into between us dated April 24, 1996 as amended or supplemented (the "Financing Agreement") is amended effective June 30, 2001 as follows:

         Section 3.3 is hereby deleted in its entirety and the following is substituted in its place and stead:

         "3.3 Should Lender arrange to open Letters of Credit or issue guaranties for Borrower's account, Borrower agrees to pay Lender an amount equal to 1/4 of 1% of the face amount of such Letters of Credit or guaranties, plus an additional 1/8 of 1% upon the earlier to occur of (i) the negotiation thereof, or (ii) the expiration thereof, plus bank charges.




In all other respects the terms and conditions of the aforesaid agreement, as the same may have heretofore been amended, shall remain unchanged.

                                                     ROSENTHAL & ROSENTHAL, INC.

                                                     By:  /s/ JERRY SANDAK
                                                        ------------------
                                                     Name: Jerry Sandak
                                                     Title: Sr. Exec. VP



THE FOREGOING IS ACKNOWLEDGED
AND AGREED TO:
MOVIE STAR, INC.

By:  /s/ MELVYN KNIGIN
   --------------------
Name:  Melvyn Knigin
Title:  President & CEO